                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) June 25, 1996

                              EQUITY INNS, INC.
                              -----------------
           (Exact Name of Registrant as Specified in its Charter)

                                  Tennessee
                                  ---------
               (State or Other Jurisdiction of Incorporation)


34-0-23290                                      62-1550848
- ---------------------------------               --------------------------------
(Commission File Number)                        (IRS Employer I.D. No.)


                4735 Spottswood, Suite 102, Memphis, TN  38117
- --------------------------------------------------------------------------------
            (Address of Principal Executive Offices)      (Zip Code)

                                 (901) 761-9651
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                     N/A
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisitions or Disposition of Assets

         On June 25, 1996, the Partnership completed the acquisition of a 80-room Residence Inn hotel in Madison, Wisconsin from Midwest Lodging Partners XIII.

         On June 28, 1996, the Partnership completed the acquisition of a 160-room Holiday Inn hotel in Winston-Salem, North Carolina from W-S, Inc.

         On July 16, 1996, the Partnership completed the acquisition of a 126-room Hampton Inn hotel in Scottsdale, Arizona from Scottsdale Hotel Development, LLC.

         On July 22, 1996, the Partnership completed the acquisition of a 167-room Hampton Inn hotel in Chattanooga, Tennessee from Amin Brothers Partnership.

         The purchase price of these hotels was as follows:

                 Madison, Wisconsin                       $   3,935,000
                 Winston-Salem, North Carolina                5,100,000
                 Scottsdale, Arizona                          9,485,000
                 Chattanooga, Tennessee                       9,000,000
                                                          -------------
                                                          $  27,520,000
                                                          =============

         The purchase prices were paid through borrowings under the Company's line of credit provided by a group of banks led by Smith Barney Mortgage Capital Group, Inc., New York, New York.

         Although these acquisitions did not constitute, either individually or in the aggregate, acquisitions of a "significant amount of assets" as defined under Item 2 of Form 8-K, these acquisitions, when considered in the aggregate, with the Partnership's acquisition of (i) a 118-room Hampton Inn hotel in Knoxville (Alcoa), Tennessee (acquired on February 21, 1996) from Robert M. Sterchi, Inc. for a purchase price of $4.7 million, (ii) a 116-room Hampton Inn hotel in Glen Burnie, Maryland (acquired on March 14, 1996) from RentHotel Maryland, LLC for a purchase price of $5.3 million and (iii) a 125-room Hampton Inn hotel in Detroit (Northville), Michigan and a 132-room Homewood Suites hotel in Hartford (Windsor Locks), Connecticut (both acquired on May 31, 1996) from Promus Hotels, Inc. for an aggregate purchase price of $18.9 million, would exceed the threshold for reporting as acquisitions of a "significant amount of asset" under Item 2 of Form 8-K.

         All eight properties will be leased by the Partnership to Trust Leasing, Inc., formerly known as McNeill Hotel Co., Inc., the lessor of the Partnership's other hotel properties, pursuant to percentage leases which provide for rent based, in part, on the room revenues from the hotels.
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         The following table sets forth (i) the annual Base Rent, (ii) the annual Percentage Rent formulas, and (iii) the date of the lease for each of the three most recently acquired hotels:

RECENTLY
ACQUIRED HOTELS               BASE RENT            PERCENTAGE RENT FORMULA                    Date of Lease
Residence Inn                 $357,000             (A)  From June 25, 1996                    6/25/96
Madison, Wisconsin                                 through December 31, 1997:
                                                   23% of room revenue up to
                                                   $1,271,861, plus 68% of room
                                                   revenue in excess of $1,271,861;
                                                   (B)  From January 1, 1998 to
                                                   end of lease term:  33% of
                                                   room revenue up to $1,554,592,
                                                   plus 70% of room revenue in
                                                   excess of $1,554,592

Holiday Inn                   $422,523             28% of room revenue up to                  6/28/96
Winston-Salem,                                     $1,849,390, plus 77% of
North Carolina                                     room revenue in excess of
                                                   $1,849,390, plus 15% of food
                                                   revenue, plus 30% of beverage
                                                   revenue

Hampton Inn                   $779,950             37% of room revenue up to                  7/16/96
Scottsdale, Arizona                                $1,458,518, plus 73% of
                                                   room revenue in excess of
                                                   $1,458,518

Hampton Inn                   $690,000             36% of room revenue up to                  7/22/96
Chattanooga,                                       $1,905,868, plus 72% of
Tennessee                                          room revenue in excess of
                                                   $1,905,868

Item 7.  Financial Statements.  Pro Forma Financial Information and Exhibits

         As of the date of this report, historical audited financial information is not available. Audited financial information will be provided for two of the above acquisitions which individually or in the aggregate did not meet the "significant amount of assets" test under Item 2 of Form 8-K or Rule 3-05 of Regulation S-X for the periods specified under Rule 3-05 of Regulation S-X within sixty days of this report. Pro forma financial information for the Company will also be provided at that time.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Equity Inns, Inc.
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         August 2, 1996                By:  /s/Howard A. Silver
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               Date                    Howard A. Silver
                                       Vice President of Finance,
                                       Secretary, Treasurer and Chief Financial
                                       Officer (Principal Financial and
                                       Accounting Officer)